UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ X] Definitive Proxy Statement

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Supreme Hospitality

Name of the Registrant as Specified In Its Charter

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Date Filed:  November 13, 2002

SUPREME HOSPITALITY

5065 Westheimer, #840

Galleria Financial Center

Houston, Texas 77056

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on November 6, 2002

to the Shareholders of

SUPREME HOSPITALITY

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of SUPREME HOSPITALITY (the "Company") will be held at 5065 Westheimer, Suite 840, Galleria Financial Center, Houston, Texas 77056 on Wednesday, November 6, 2002, at 1:00 p.m., local time, for the following purposes:

1.

To vote on the proposal to amend the Company's Certificate of Incorporation to effect a change of the Company's name from Supreme Hospitality to Supreme Holdings, Inc.;

2.

To vote on the proposal to change the business strategy of the Company from the hospitality and hotel business to a holding corporation;

The close of business on September 30, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Special Meeting of Shareholders,

By order of the Board of Directors

Thomas John Cloud

President

Houston, Texas

October 25, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

SUPREME HOSPITALITY

5065 Westheimer, #840

Galleria Financial Center

Houston, Texas 77056

PROXY STATEMENT

FOR

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on November 6, 2002

This proxy statement and the accompanying form of proxy were mailed on or about October 25, 2002 to the stockholders of record on September 30, 2002 of SUPREME HOSPITALITY (the "Company"), a Nevada corporation, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting to be held at 1:00 p.m., local time, on Wednesday, November 6, 2002, at 5065 Westheimer, Suite 840, Galleria Financial Center, Houston, Texas 77056, and at any adjournment thereof (the “Meeting”).

Proposals By Stockholders Must

Be Received Pursuant To This Section

Any and all proposals of security holders intended to be presented at the next annual meeting of the Company, must be received by the Company at its principal executive offices located at 5065 Westheimer, Suite 840, Galleria Financial Center, Houston, Texas 77056, on or prior to December 10, 2002.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

Shares of the Company's common stock, par value $.0001 per share (the "Common Stock") represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR (i) the proposal to amend the Company’s Certificate of Incorporation to effect a change of the Company’s name from Supreme Hospitality to Supreme Holdings, Inc.; and  (ii) the proposal to change the business strategy of the Company from the hospitality and hotel business to a holding corporation.

Any such proxy may be revoked at any time before it is voted. A stockholder may revoke this proxy by notifying the Secretary of the Company either in writing prior to the Special Meeting or in person at the Special Meeting, by submitting a proxy bearing a later date or by voting in person at the Special Meeting. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Supreme Hospitality, 5065 Westheimer, Suite 840, Galleria Financial Center, Houston, Texas 77056, Attention: Secretary, at or before the taking of the vote at the Special Meeting on November 6, 2002.  To approve Proposal’s I & II, an affirmative vote of a majority of the votes cast is required.  A stockholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter and is in effect a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any such matter shall not be considered present and entitled to vote thereon.

The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain Directors to solicit proxies from stockholders in person and by mail, telegram, and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Company's Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

VOTING SECURITIES AND SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The securities entitled to vote at the meeting are the Company's Common Stock, $.0001 par value per share. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to stockholders. The close of business on September 30, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 8,547,000 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.  Pursuant to the rules of the Commission, the number of shares of Common Stock deemed outstanding includes shares issuable pursuant to options held by the respective person or group, which may be exercised within 60 days of the Record Date ("presently exercisable stock options").

The following table sets forth certain information as of September 30, 2002 with respect to the beneficial ownership of Common Stock held by (i) each person known by the Company to be the owner of 5% or more of the outstanding Common Stock; (ii) by each Director; and (iii) by all Officers and Directors for the previous year as a group.  Each named beneficial owner has sole voting and investment power with respect to the shares of Common Stock listed:

Title Of Class	Name & Address Of Beneficial Owner	Amount & Nature Of Beneficial Ownership (1)	Percentage of Class (2)
Common Stock	United Managers Group, Inc. 12001 Network Building F, Suite 200 San Antonio, Texas 78249	5,710,000	67%
Common Stock	AmeriFinancial Group, Inc. 5065 Westheimer, #840 Galleria Financial Center Houston, Texas 77056	750,000	9%
Common Stock	Business Venture Quest, Inc. 1800 E. Sahara Ave., Suite 107 Las Vegas, NV 89104	410,000	5%

(1)   All of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares.

(2)  The "Percentage Beneficially Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of the total outstanding shares of Common Stock of the Company.

RECENT DEVELOPMENTS

At the annual meeting of shareholders held August 21, 2002 Thomas John Cloud, Robert Joseph Wilson and Bruce C. Culver were elected to the Board of Directors of the Company.  The shareholders also approved to amend the Company's Certificate of Incorporation to effect an increase in the authorized number of shares of Common Stock from 50,000,000 to 100,000,000 shares, and to effect an increase in the authorized number of shares of Preferred Stock from 1,000,000 to 5,000,000 shares.

In other recent developments Supreme Hospitality has sold 1,000,000 shares of convertible preferred stock to RMS Groups, Inc., a Nevada Corporation for $6,300,000 ($6.30 per share).  The $6,300,000 is payable as follows; the note is secured by a letter of credit in the amount of $6.5 million and it is issued by United California Bank, the interest rate is 6%, and the note is payable monthly at the rate of $100,000 with the first payment due October 25, 2002.  Preferred shares are convertible one preferred share per three common shares at any time after twelve months of purchase and automatically on its thirty-six month anniversary.

On June 5, 2002, the Company filed an 8-K Report stating the following:

 CHANGES IN CONTROL OF REGISTRANT

On May 28, 2002 United Managers Group, Inc. and Texas corporation; whose address is Galleria Financial Center, 5056 Westheimer, Suite, 840 Houston, Texas 77056, purchased 3,000,000 common shares from Ms. Louise Davis and an additional 2,710,000 common shares from Mr. Harrel Davis for a cost of $150,000.00 total.  The 5,710,000 common shares represent 67% of the outstanding 8,547,000 common shares.

PROPOSAL I

TO AMEND THE COMPANY'S CERTIFICATE

OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM SUPREME HOSPITALITY TO SUPREME HOLDINGS, INC.

The Board of Directors has unanimously approved a proposal to amend the Company's Certificate of Incorporation to effect a change of the name of the Company from Supreme Hospitality to Supreme Holdings, Inc.

The Company believes its name shall be an integral part of its development, in terms of public recognition of its corporate strategy and product development. As the Company is seeking to refocus its corporate direction and identity, it believes that changing its name is a clear step in that direction.

Stockholders will not be required to submit their stock certificates for exchange and, following the effective date of the amendment changing the name of the Company, all new stock certificates issued by the Company will either be overprinted with the Company's new name or new certificates issued.

The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal. The principal stockholders of record owning approximately 81% of such shares outstanding on the record date have agreed to vote in favor of approval of this proposal.

The Board of Directors have received a letter from the preferred shareholder who has no voting rights under the preferred shareholder class stating that the preferred shareholder would be in favor of Proposal I.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL NO. I TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

Board Meetings, Committees, and Compensation

The Board of Directors met 2 times during the fiscal year ended December 31, 2001.  Each of the directors attended at least 75% of the total number of meetings of the Board of Directors.  The Company does not pay its Directors for their attendance at meetings of the Board of Directors and committee meetings. The Company does not have standing audit, nominating, nor compensation committees of the Board of Directors, nor any other such committee performing similar functions.

PROPOSAL II

TO CHANGE THE BUSINESS STRATEGY OF THE COMPANY FROM THE HOSPITALITY AND HOTEL BUSINESS TO A HOLDING CORPORATION.

This proposal is not required to be submitted for vote, as it meets the requirements of Article 11 of the Articles of Incorporation filed November 10, 1997, with the state of Nevada. The Board of Directors believes on this matter, that the shareholders should have the opportunity to vote.   In the event the common shareholders vote against this proposal the Board of Directors will continue in its efforts to direct the company in the hotel and hospitality business.

The Board of Directors has decided it is in the best interest of the company to change the business strategy of the company from the hospitality and hotel business to a holding corporation.  As a holding corporation the company will hold the stock of other corporations and do every act and thing covered generally by the domination “holding corporation”, and especially to direct the operations of their corporations through the ownership of stock therein, to purchase, subscribe for, acquire, own, hold, sell exchange, assign, transfer, create security interests in, pledge or otherwise dispose of shares or voting trust certificates, for shares of the capital stock or any bonds, notes, securities, or evidences of indebtedness, created by state or district or country, nation, or government and also bonds or evidences or indebtedness of the United States or of any state, district, territory, dependency or country or nation, or government and also bonds or evidences or indebtedness of the United States of any state, district, territory, dependency or country or subdivision or municipality thereof, to issue in exchange therefore shares of the capital stock, bonds, notes, or other obligations of the Corporation and while the owner thereof to exercise all the rights, powers, and privileges of ownership including the right to vote on any shares of stock or voting trust certificates so owned; to promote, lend money to, and guarantee the dividends, stocks, bonds, notes, evidences of indebtedness, contracts, or other obligations, of and otherwise aid in any manner which shall be lawful, any corporation or association of which any bonds, stocks, voting trust certificates, or other securities or evidences of indebtedness shall by or for this corporation, or in which, or in the welfare of which, this corporation shall have any interest, and to do any acts and things permitted by law and designed to protect, preserve, improve, or enhance the value of any such bonds, stocks, or other securities of evidences of indebtedness or the property of this corporation.

The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal. The principal stockholders of record owning approximately 81% of such shares outstanding on the record date have agreed to vote in favor of approval of this proposal.

The Board of Directors have received a letter from the preferred shareholder who has no voting rights under the preferred shareholder class stating that the preferred shareholder would be in favor of Proposal II.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL NO. II TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF

III. OTHER BUSINESS

As of the date of this proxy statement, the only business that the Board of Directors intends to present and knows that others will present, at the Special Meeting is that herein above set forth. If any other matter or manners are properly brought before the Special Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such manners in accordance with their judgment.

By Order of the Board of Directors,

Thomas John Cloud

President

Houston, Texas

October 25, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

Proxy for Special Meeting of Shareholders

of

SUPREME HOSPITALITY

This PROXY is solicited by the management of the Company.

The undersigned shareholder of SUPREME HOSPITALITY, a Nevada corporation, (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated November 6, 2002, and hereby appoints Thomas John Cloud and Robert Joseph Wilson, and each of them, proxies and attorneys-in fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of the Company to be held at 5065 Westheimer, Suite 840, Galleria Financial Center, Houston, Texas 77056 on Wednesday, November 6, 2002, at 1:00 p.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO DIRECTION IS GIVEN WILL BE VOTED "FOR" THE PROPOSALS IN ITEM 1 AND 2.

1.

To vote on the proposal to amend the Company's Certificate of Incorporation to change the name of the corporation from Supreme Hospitality to Supreme Holdings, Inc.,

FOR

AGAINST

ABSTAIN

[  ]

[  ]

[  ]

2.

To vote on the proposal to change the business strategy of the company from the hospitality and hotel business to a holding corporation,

FOR

AGAINST

ABSTAIN

[  ]

[  ]

[  ]

(This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Date

Date

Signature 1

Signature 2 (Joint Owner)

Printed Name

Printed Name